GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares, of the

Goldman Sachs Clean Energy Income Fund

(the “Fund”)

Supplement dated February 5, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated March 30, 2025

Effective immediately, Ben Okin will no longer serve as a portfolio manager for the Fund.

Kristin Kuney will continue to serve as portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Okin in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

CLNENGYSTK 02-26